Derivative Warrant Liabilities	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Derivative warrant liabilities
12	Derivative warrant liabilities
Private and Public Warrants
Prior to the Transaction, the SPAC issued 17,433,333 warrants each exercisable at $11.50 per one Class A Ordinary Share, of which 11,500,000 are Public Warrants listed on NASDAQ and 5,933,333 Private Warrants held by the sponsor. Upon closing of the Transaction, the Parent Company assumed the Public Warrants and Private Warrants. Each whole warrant entitles the holder to purchase one share of the Company’s Class A ordinary shares at a price of $11.50 per share.

The

Public Warrants will expire
5
years after completion of the transaction. The Parent Company has the ability to redeem the outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $
0.01
per warrant, provided that the last reported sales price of the Parent Company’s Class A ordinary shares equals or exceeds $
18.00
per share.
The Private Warrants are identical to the Public Warrants, except that the Private Warrants and the ordinary shares issuable upon exercise of the Private Warrants, so long as they are held by the sponsor or its permitted transferees, (i) will not be redeemable by the Parent Company, (ii) may not be transferred, assigned or sold by the holders until 30 days after the completion of the Transaction, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. If the Private Warrants are held by holders other than the sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.

	(Unaudited) At 30 June 2022	At 31 December 2021
	USD	USD

Opening balance	—	—
Recognized pursuant to the reverse acquisition transaction	35,487,284	—
Change in fair value during the period/year	(24,342,284)	—

Ending balance	11,145,000	—